                                                                  Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                              18 U.S.C.SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Heartland Bancshares, Inc., (the "Company") on Form 10-QSB for the quarterly period ended June 30, 2003 as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), the undersigned, James C. Clinard, President and Chief Executive Officer of the Company, and Martha J. Kelley, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

                  (1)      The Report fully complies with the requirements of
                           section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:                        James C. Clinard
                           ----------------
                           James C. Clinard
                           President and Chief Executive Officer
                             August 14, 2003

                           /s/ Martha J. Kelley
                           --------------------
                           Martha J. Kelley
                           Chief Financial Officer
                             August 14, 2003